                    PACIFIC HORIZON TAX-EXEMPT INCOME FUNDS

                    PACIFIC HORIZON TAX-EXEMPT INCOME FUNDS
                                 ANNUAL REPORT

                               FEBRUARY 28, 1997


                          NATIONAL MUNICIPAL BOND FUND
                        CALIFORNIA TAX-EXEMPT BOND FUND


                               INVESTING FOR ALL
                             THE TIMES OF YOUR LIFE


                                NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                            INVESTMENT ADVISER
                      Bank of America National Trust
                         and Savings Association
                          555 California Street
                         San Francisco, CA 94104

                              ADMINISTRATOR
                          The BISYS Group, Inc.
                            3435 Stelzer Road
                            Columbus, OH 43219
                         INDEPENDENT ACCOUNTANTS
                           Price Waterhouse LLP
                       1177 Avenue of the Americas
                            New York, NY 10036

                               FUND COUNSEL
                        Drinker Biddle & Reath LLP
                           1345 Chestnut Street
                          Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

For certain investors, a portion of the income earned on municipal bond funds may be subject to the federal Alternative Minimum Tax (AMT), and to state and local taxes.

This material must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT
BANK DEPOSITS AND ARE NOT OBLIGATIONS OF, OR
GUARANTEED BY, BANK OF AMERICA OR ANY AFFILIATES. AN
INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS,       NOT
INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT        FDIC
INVESTED.                                                 INSURED

================================================================================

                                    Contents

                                FUND FACTS                               2-3
                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6
                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9
                                FUND OVERVIEW AND INTERVIEW WITH YOUR
                                  INVESTMENT MANAGER                   10-19
                                PORTFOLIOS OF INVESTMENTS
                                  National Municipal Bond Fund         20-25
                                  California Tax-Exempt Bond Fund      26-31
                                STATEMENTS OF ASSETS AND LIABILITIES
                                  National Municipal Bond Fund            32
                                  California Tax-Exempt Bond Fund         33
                                STATEMENTS OF OPERATIONS
                                  National Municipal Bond Fund            34
                                  California Tax-Exempt Bond Fund         35
                                STATEMENTS OF CHANGES IN NET ASSETS
                                  National Municipal Bond Fund            36
                                  California Tax-Exempt Bond Fund         37
                                NOTES TO FINANCIAL STATEMENTS          38-45
                                FINANCIAL HIGHLIGHTS                   46-49
                                REPORT OF INDEPENDENT ACCOUNTANTS         50

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, such as the money market funds, strive to maintain stable net asset value but offer no growth potential.

------------------------------------------------------------------------------------
                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

-----------------------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
-----------------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 ................................................................................................

 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.
The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the text, the investment management team may have illustrated the most important features of the Fund. The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.
LOGO                                  LOGO

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
                                  NET ASSETS REPRESENTED BY INVESTMENTS IN THAT SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY
LOGO
LOGO

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.
LOGO
LOGO

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The Standard & Poor's Stock Index posted a total return of 26.18% during the 12 month period ended February 28, 1997, amply rewarding long-term investors who rode out volatility early in the period.* The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

At the end of this period, however, the markets began to give serious consideration to a possible tightening of monetary policy following Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony. Chairman Greenspan's comments focused on current high levels of consumer confidence and the potential for inflationary pressures to surface. His comments fueled renewed volatility in the fixed-income markets, and the bellwether 30-year Treasury bond ended the period with a 0.36% total return.**

THE CASE FOR
STOCKS AND BONDS

The stock market's gain raises some important issues. Late in the period, there was considerable discussion concerning Federal Reserve Chairman Alan Greenspan's comments of "irrational exuberance" in his reflections on the state of the U.S. equity markets. Other observers felt that investors should be optimistic based on the healthy business climate in the U.S., the moderate economic policies of the current administration and the focus in Washington on balanced budgets.

Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. The stock market's current price-to-earnings (P/E) ratio of 17.8 times our 1997 earnings estimates is within the 16 to 19 times range of the 1960s when we had similar inflation levels. We think it is reasonable to expect P/E ratios to stay at current levels. That gives an estimated market return over the next 12 months of 10% (8% from earnings growth and 2% from dividend yield).

Congress and the Clinton Administration continue to entertain the prospect of a Balanced Budget Amendment, mandating the end of federal deficits within five to seven years. While an agreement has not passed to date, this shift in attitude bodes well for both stocks and bonds, as a balanced budget facilitates lower interest rates, encouraging earnings growth.

POTENTIAL RISKS

Given the length of the current economic expansion, history tells us that the bulls will run out of steam. Slowing economic growth is a double-edged sword as lower corporate earnings lead to both a decline in prices and a reallocation of savings. Companies with disappointing earnings may quickly fall into disfavor. Broad equity indices may then decline as investors reallocate their assets into more stable stocks.

The U.S. bond market and, indirectly, the U.S. equity market have benefited from strong purchases of U.S. Treasuries by foreign investors. Supported by an appreciating dollar, foreign purchases of U.S. Treasuries in 1996 were $265 billion compared to $118 billion in net sales by domestic investors (for four quarters ended December 31, 1996).*** If the dollar should decline, there would be less incentive to buy dollar denominated assets.

LOOKING FORWARD

In our view, investors should approach the remainder of 1997 with rational exuberance tempered by a knowledge of history. Under the best case scenario, the U.S. economy will see a move toward sustainable growth, higher real interest rates and an anticipated 8% to 9% increase in corporate profits. Given these projections, most investment professionals expect equities to perform well in 1997, although below 1996 levels. Bonds at this juncture seem attractive, especially given the recommended revisions to real rates of inflation and the trend toward a balanced federal budget.

History, however, usually repeats itself, and we would not be surprised to see some corrections ahead. Thus, investors may want to review their portfolios, bearing in mind the importance of diversification in controlling risk. We see the most value in equities characterized by growth at reasonable P/E multiples, and find relative value in intermediate-term bonds, rather than long duration plays. Investors seeking long-term growth after inflation and taxes should remain biased toward stocks and positive on bonds.

Sincerely,
Kirk Hartman
Kirk Hartman
Chief Investment Officer,
Bank of America NT&SA,
Investment Adviser to the
Pacific Horizon Funds

---------------
  * The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 ** Source: Bloomberg using Merrill Lynch Taxable Bond Indices which reflects the 30-year Treasury bond return.

*** Source: ISI Group

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND AND
CALIFORNIA TAX-EXEMPT BOND FUND

======================

STEPHEN P. SCHARRE
Portfolio Manager
Bank of America NT&SA

GOAL:

The Pacific Horizon National Municipal Bond Fund seeks to achieve as high a level of current interest income exempt from federal income tax as is consistent with prudent investment management and preservation of capital.

INVESTMENTS:

The Fund invests primarily in investment-grade municipal securities issued on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

APPROPRIATE FOR:

Investors seeking monthly interest income exempt from federal income tax.+

INCEPTION:

January 28, 1994

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $15 million

----------------------

----------------------

KIM MICHALSKI
Director of Tax-Exempt Fixed Income
Bank of America NT&SA

GOAL:

The Pacific Horizon California Tax-Exempt Bond Fund seeks to achieve as high a level of current interest income exempt from federal and California state income taxes as is consistent with prudent investment management and preservation of capital.

INVESTMENTS:

The Fund invests primarily in municipal securities issued on behalf of the state of California and its political subdivisions, agencies, authorities and other governmental entities.

APPROPRIATE FOR:

California residents seeking monthly interest income exempt from both federal and California personal income taxes.+

INCEPTION:

March 30, 1984

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $221 million

---------------
+Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

Q
   HOW DID THE MUNICIPAL BOND MARKETS AND THE FUNDS PERFORM DURING THE PAST 12 MONTHS?

A
    STEVE SCHARRE: Municipal bonds performed slightly better than Treasuries as Treasury yields rose more than municipal yields during the last 12 months. The period began just as investors' fears of tax reform were beginning to fade, and as the period ended, those fears had disappeared. For the 12 months ended February 28, 1997, the Pacific Horizon National Municipal Bond Fund had a total return of 5.66% (without the sales charge) for A Shares.* The Pacific Horizon California Tax-Exempt Bond Fund returned 4.29% (without the sales charge) for A Shares during the same time period.* That compares to 5.52% for the Funds' benchmark, the Lehman Brothers Municipal Bond Index.** During the period, both the Pacific Horizon National Municipal Bond and California Tax-Exempt Bond Funds introduced K Shares, and total return for the 12 months ended February 28, 1997 for the National Municipal Bond Fund and California Tax-Exempt Bond Fund were 5.66% and 4.29%, respectively.***

Q
   WHAT FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    STEVE SCHARRE: The fiscal year began with rates rising significantly as stronger than anticipated economic data rattled the bond market in early 1996. As we entered the summer, the economy continued to grow at a healthy pace and yields remained at higher levels. Many investors were concerned that the economy would soon overheat, and in response, the Federal Reserve would need to increase short-term rates to slow the economy. During the third quarter, economic growth slowed without a rate increase by the Federal Reserve, calming investors and allowing yields to head lower until early December. By December, economic data for the fourth quarter showed a reaccelerating economy, and that sent rates back up.

The total return performance on fixed income securities primarily was a result of income. Lower-rated bonds fared best as investors reached for yield, causing yield spreads to narrow between bonds of different credit quality. This condition was exacerbated by the increased prevalence of bond insurance in the municipal bond market, which made it difficult to do relative value trades in the municipal sector.

KIM MICHALSKI: The economic recovery in California translated into improved market performance for California bondholders. The state has regained most of the jobs lost during the recession. However, California's unemployment rate of 6.80% continues to exceed the 5.3% national average.****

Municipal yields ended the period only 15 to 30 basis points higher than they began. However, interest rates traded within a fairly wide band as uncertainty concerning the economy's strength caused investors to overreact to each economic projection.

Q
    HOW DID YOU MANAGE THE FUNDS IN THAT ENVIRONMENT?

A
    STEVE SCHARRE: Trading in the National Municipal Bond Fund's portfolio was dictated more on coupon and duration than by differences in yields between sectors. For example, during the Fall of 1996, we expected yields to stay in a fairly tight trading range. Thus, we purchased bonds that would perform well in a low-volatility environment. Housing bonds, which provide relatively high yields due to their uncertain call protection, perform well in that kind of market. For instance, we recently purchased Nevada Housing Single Family Mortgage Bond, 6.25%, due in 2014 (3.4% of net assets as of February 28, 1997).*****

We began the fiscal year neutral to the Lehman Brothers Municipal Bond Index, having shortened our average duration several months prior as yields had dropped significantly during 1995. Duration, which measures a bond's price sensitivity to interest rates, is a principal component of risk and return. Our decision to shorten the duration proved beneficial as rates rose during the first half of 1996. We extended the average duration during May and June, as the higher rates available appeared to be taking into account stronger economic growth. Interest rates then declined during the Fall of 1996, at which point the portfolio was brought back to neutral as the market returned to a valuation more in line with our outlook.

KIM MICHALSKI: The ongoing market volatility often was too strong to take advantage of in an appreciable manner. Early in the period, however, we extended the California Tax-Exempt Bond Fund's duration, which was at the time shorter than the Lehman Brothers Municipal Bond Index and the Lipper California universe.** This was done by selling bonds with short calls and purchasing bonds in the 20-year range with 10-year call protection.

During the rest of the year, we maintained a duration-neutral strategy due to the increased market volatility caused by uncertainty about the direction of interest rates. A recent example of this strategy, which required us to replace some longer-term issues with shorter-term issues, was the swap of California Water Resources, 4.75%, due in 2025 (position sold on January 9, 1997) for the purchase of Port of Oakland, 5.50%, due in 2015 (2.2% of net assets as of February 28, 1997).*****

The portfolio's average maturity was 18.7 years at the beginning of the period versus 17.9 years at the end of the period.***** That duration was neutral to slightly short relative to the Lehman Brothers Municipal Bond Index.**

Q
    DID THE FUNDS' CREDIT QUALITY CHANGE OVER THE PERIOD?

A
    STEVE SCHARRE: The average credit quality in the National Municipal Bond Fund improved slightly during the period, as the Fund's investments in triple A securities increased from 39% to 46%. This was accomplished by reducing the Fund's exposure to single A credits as tight credit spreads offered little additional return for the increased risk in those securities. The Fund's average credit quality remains very high at double A.

KIM MICHALSKI: The California Tax-Exempt Bond Fund's average credit quality remains double A. However, during the last period, we have increased the Fund's holdings of triple B rated bonds from 4.5% to 12% of assets. By making this adjustment, the Fund should be better positioned to take advantage of specific securities we believe are cheap relative to their inherent values, and this adjustment will bring the Fund's exposure to such securities in line with its benchmark and its typical competitor.*****

Q
   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MUNICIPAL BOND MARKET FOR THE YEAR AHEAD?

A
    STEVE SCHARRE: The U.S. economy continues to grow at a moderate pace with low inflation. The success of the Federal Reserve's monetary policy over the last several years appears to have achieved a good balance which seeks to foster a grow-ing economy. Due to the length of the current expansion, however, the labor market has become increasingly tight. As a result, the possibility of an increase in short-term rates by the Federal Reserve to slow the economy has grown significantly.****** With this view, we cannot be overly aggressive with longer-term maturities in the National Municipal Bond Fund, so we are continuing to maintain a neutral stance relative to the Lehman Brothers Municipal Bond Index.

We currently expect municipals to perform in line with taxable bonds this year. Municipal-to-Treasury yield ratios are currently near historical averages, and our current outlook for supply and demand forces within the municipal market does not indicate that a major shift is likely.

KIM MICHALSKI: Cash flows into municipal bond funds have been relatively flat during the past 12 months. Therefore, unless there is a significant pick up in activity or a radical change in the market environment, the current structure of the California Tax-Exempt Bond Fund's portfolio will not change dramatically.

---------------
     * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge for the National Municipal and the California Tax-Exempt Bond Fund was 0.89% and -0.39% respectively, for the period. The Funds are currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

    ** Source: Ibbotson Associates, 1997. The Lehman Brothers Municipal Bond
       Index is an unmanaged index generally representative of the municipal bond market as a whole, and cannot be invested in directly.

   *** The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations during the period ended February 28, 1997. For this reason, the performance results for K Shares are those of A Shares without the sales charge. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares.

  **** U.S. Labor Department statistics as of February 28, 1997.

 ***** The composition of the Funds' holdings is subject to change.

****** Note: This move occurred in late March 1997, subsequent to the close of the Fund year.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                            LIPPER
                                                           GENERAL         LEHMAN
                                                          MUNICIPAL       BROTHERS
   MEASUREMENT PERIOD                                     DEBT FUNDS     MUNICIPAL
 (FISCAL YEAR COVERED)       A SHARES       K SHARES       AVERAGE       BOND INDEX
1/28/94                         9551.10       10000.00          10000          10000
2/28/94                         9455.22        9899.60        9735.08           9741
8/31/94                         9413.22        9855.63        9550.93           9657
2/28/95                         9718.35       10175.08        9796.43           9928
8/31/95                        10288.30       10771.80       10255.19          10514
2/29/96                        10802.54       11310.23       10767.76          11025
8/31/96                        10846.72       11356.49       10749.19          11065
2/28/97                        11414.08       11950.60       11270.02          11634

HOW PERFORMANCE COMPARES
The chart compares the Pacific Horizon
National Municipal Bond Fund to the
Lehman Brothers Municipal Bond Index,
which is an unmanaged index typically
used as a performance benchmark for
municipal debt investments.
As illustrated, the Fund tracked the
performance of other municipal debt
funds. The average of municipal debt
reported by Lipper Analytical
Services, Inc. measures the perform-
ance of other funds with investment objectives and policies similar to those of the Pacific Horizon National Municipal Bond Fund. An initial $10,000 investment in the Fund made on January 28, 1994, would now be worth $11,414 for A Shares. The same investment made in the Lipper General Municipal Debt Funds Average would now be worth $11,270. Correspondingly, a $10,000 investment in K Shares for the same period would now be worth $11,951.*

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations during the period ended February 28, 1997. For this reason, the performance results for K Shares are those of A Shares without the sales charge. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end

                                             ---------------------------------------
                                                   NATIONAL MUNICIPAL BOND FUND
                                                      AVERAGE ANNUAL RETURN
                                             ---------------------------------------
                                                             A SHARES      K SHARES*
                                                        Without     With
                                                         Sales      Sales
                                                         Charge    Charge
                                             ---------------------------------------
                                               1 Year      5.66%     0.89%      5.66%
                                               ......................................
                                               Since
                                               Inception    5.94%    4.38%      5.94%
                                               (1/28/94)
                                             ---------------------------------------

sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived) which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Municipal Debt Funds Average, nor the Lehman Brothers Municipal Bond Fund Index may be invested in directly. The hypothetical investment in the Lehman Brothers Municipal Bond Fund Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
NATIONAL MUNICIPAL BOND FUND
(AS OF FEBRUARY 28, 1997)

TAX-EXEMPT INCOME
A Monthly Opportunity

Compare the difference between the after-tax income from the two hypothetical $100,000 investments illustrated. This hypothetical example assumes a 31 percent tax bracket and does not represent actual performance of the Pacific Horizon National Municipal Bond Fund.

A tax-exempt investment, despite a lower yield, can actually provide certain investors with greater after-tax income than a taxable investment. Past performance is not a guarantee of future results. Some investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes. Any capital gain distributions from the Fund will be taxable. Consult with your tax adviser.

* Bond Buyer Municipal Index and Merrill Lynch Corporate Bond Index, as reported in The Wall Street Journal, February 28, 1997.

                           TAXABLE EQUIVALENT YIELD:
                            THE INCOME YOU CAN KEEP

                              Tax-Exempt Yield on
                               $100,000 at 5.96%*

You Keep      5920

                                Taxable Yield on
                               $100,000 at 7.22%*

You Keep      4982
Uncle Sam
Takes         2238

--------------------------------------------------------------------------------

1997 FEDERAL TAX RATES+
--------------------------------------------------------------------------------
              28%           31%           36%          39.6%
--------------------------------------------------------------------------------
 Joint       $41,201       $99,601      $151,751          Over
Return:      $99,600      $151,750      $271,050      $271,050
 ......................................................
 Single      $24,651       $59,751      $124,651          Over
Return:      $59,750      $124,650      $271,050      $271,050
--------------------------------------------------------------------------------


 =============================================
  A FEDERAL
  TAX-EXEMPT
  INVESTMENT
  YIELDING:   IS EQUIVALENT TO A TAXABLE
 INVESTMENT YIELDING:

 4.5%          6.25%         6.52%         7.03%         7.45%
 ........................................................
 5.0            6.94          7.25          7.81          8.28
 ........................................................
 5.5            7.64          7.97          8.59          9.11
 ........................................................

 6.0            8.33          8.70          9.38          9.93
 ........................................................
 6.5            9.03          9.42         10.16         10.76
 ........................................................
-------------------------------------------------
-------------------------------------------------
================================================

-
+ Source: Internal Revenue Service.
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and/or certain state and local taxes. Shareholders should consult with a tax
  adviser.                                         TAX-EQUIVALENT YIELD
                                                   The Bottom Line
                                                   Today's higher federal tax
                                                   rates make tax-exempt income
                                                   more attractive. This chart
                                                   enables you to determine what
                                                   the yield on a taxable
                                                   investment would have to be
                                                   to match a hypothetical tax-
                                                   exempt yield.* For example,
                                                   in order to equal a 5%
                                                   tax-exempt yield, a taxable
                                                   investment would have to
                                                   yield between 6.94% and
                                                   8.28%, depending on your
                                                   federal tax bracket. The
                                                   higher your tax bracket, the
                                                   better the potential
                                                   after-tax result of investing
                                                   in a tax-exempt fund. The
                                                   Pacific Horizon National
                                                   Municipal Bond Fund seeks to
                                                   provide a high level of
                                                   current income free from
                                                   federal income tax,
                                                   consistent with prudent
                                                   investment management and
                                                   preservation of capital.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT BOND FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                            LIPPER
                                                          CALIFORNIA       LEHMAN
                                                          MUNICIPAL       BROTHERS
   MEASUREMENT PERIOD                                     BOND FUNDS     MUNICIPAL
 (FISCAL YEAR COVERED)       A SHARES       K SHARES       AVERAGE       BOND INDEX
2/28/87                         9547.50       10000.00          10000       10000.00
2/29/88                         9525.87        9977.35       10012.29          10262
2/28/89                         9992.66       10466.26       10649.63          10899
2/28/90                        10886.15       11402.26       11593.36          12018
2/28/91                        11727.07       12282.85       12512.04          13126
2/29/92                        12855.83       13465.10       13696.97          14438
2/28/93                        14657.03       15351.66       15594.46          16425
2/28/94                        15484.41       16218.25       16442.30          17333
2/28/95                        15540.26       16276.75       16510.31          17665
2/29/96                        17113.63       17924.67       18247.16          19617
2/28/97                        17847.21       18693.02       19105.63          20700

HOW PERFORMANCE COMPARES
The chart compares the Pacific Horizon
California Tax-Exempt Bond Fund to the
Lehman Brothers Municipal Bond Index,
which is an unmanaged index typically
used as a performance benchmark for
municipal debt investments.
As illustrated, the Fund tracked the
performance of other municipal debt
funds. The average of California
municipal debt funds reported by
Lipper Analytical Services, Inc.
measures
the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon California Tax-Exempt Bond Fund. An initial $10,000 investment in the Fund for the ten year period commencing on February 28, 1987 would now be worth $17,847 for A Shares. The same investment made in the Lipper California Municipal Bond Funds Average for the same time period would now be worth $19,106. Correspondingly, the same $10,000 investment in K Shares would now be worth $18,693.*

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions, if any, and the effect of the maximum 4.50% sales charge.

*The inception date of the K Shares (the date K Shares were initially funded) was July 22, 1996. The K Shares did not commence operations during the period ended February 28, 1997. For this reason, the performance results for K Shares are those of A Shares without the sales charge. The performance results for K Shares included in the Financial Highlights table in the financial statements represent actual performance from

                                             ---------------------------------------
                                                      CALIFORNIA TAX-EXEMPT
                                                      AVERAGE ANNUAL RETURN
                                             ---------------------------------------
                                                            A SHARES       K SHARES*
                                                       Without     With
                                                        Sales      Sales
                                                        Charge    Charge
                                             ---------------------------------------
                                               1 year:    4.29%    -0.39%       4.29%
                                               ......................................
                                               5 years:    6.78%    5.81%       6.78%
                                               ......................................
                                               10
                                               years:     6.46%     5.96%       6.46%
                                             ----------------------------------------

the inception date of the K Shares. K Shares, unlike A Shares, are sold without a front-end sales load but have an ongoing .75% distribution or administrative services fee (of which .25% are currently being waived), which would have reduced prior performance.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper California Municipal Debt Funds Average, nor the Lehman Brothers Municipal Bond Fund Index may be invested in directly. The hypothetical investment in the Lehman Brothers Municipal Bond Fund Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT BOND FUND
(AS OF FEBRUARY 28, 1997)
TAX-EXEMPT
Dollars and Sense
for California
Residents
The top federal
income tax rate is
39.6 percent and
there is a 10
percent surtax on
those with incomes
above $250,000. By
investing in the
Pacific Horizon
California
Tax-Exempt Bond
Fund, Golden State
residents may
benefit from
regular income that
is free from
federal and state
taxes.* Use the
chart to determine
what the
hypothetical yield
on a taxable
investment
would have to be to match a tax-exempt yield. For example, in order to equal a 5 percent tax-exempt yield, a taxable investment would have to yield between 7.66% and 9.13%, depending on your combined federal and state tax brackets. The higher your tax bracket, the better the potential after-tax result of investing in a tax-exempt fund.
-------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and/or certain state and local taxes. Shareholders should consult with a tax adviser. Federal and California tax rates are for 1996.
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION*

QUALITY
Quality Counts

                                  S&P/MOODY'S
                              LONG-TERM RATING OF
                             PORTFOLIO COMPOSITION

A            15.4
BBB           4.5
AA           13.2
AAA          54.9
NONRATED     12.0

---------------
* The composition of the Fund's holdings is subject to change.
The Pacific Horizon California Tax-Exempt Bond Fund invests primarily in investment-grade municipal securities that are rated in the four highest categories by an independent rating agency such as Standard & Poor's or nonrated securities deemed by the Fund's adviser to be of comparable quality. By maintaining high standards, the Fund seeks to minimize risk while increasing yield, offering an investor the opportunity for capital preservation as well as consistent monthly dividends. Tax-exempt bond funds invest in securities issued by states, local municipalities and governments, whose financial condition will affect the value of their securities.

                                                 COMBINED 1996 CALIFORNIA
                                              STATE & FEDERAL EFFECTIVE RATE
                              -----------------------------------------------------------------
                                           34.70%       37.42%        42.40%        45.22%
                              -----------------------------------------------------------------
                                Joint      $40,101       $96,901      $147,701          over
                              Return:      $96,900      $147,700      $263,750      $263,750
                              .................................................................
                               Single      $24,001       $58,151      $121,301          over
                              Return:      $58,150      $121,300      $263,750      $263,750
                              -----------------------------------------------------------------


                            ===================================================================
                             A TAX-EXEMPT
                             INVESTMENT
                             YIELDING:   IS EQUIVALENT TO A TAXABLE INVESTMENT
                            YIELDING:

                                 4.5%        6.89%         7.19%         7.75%         8.21%
                              ..................................................................
                                 5.0          7.66          7.99          8.61          9.13
                              ..................................................................
                                 5.5          8.42          8.79          9.47         10.04
                              ..................................................................
                                 6.0          9.19          9.59         10.34         10.95
                              ..................................................................
                                 6.5          9.95         10.39         11.20         11.87
                              ..................................................................

                              ==================================================================

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                           MOODY'S/
                                              S&P
                                            RATINGS             MATURITY   PRINCIPAL        VALUE
              DESCRIPTION                 (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
----------------------------------------  -----------   -----   --------   ---------   ---------------
MUNICIPAL BONDS -- 98.7%
CALIFORNIA -- 8.6%
 California Health Facilities, Ponoma
   Valley Hospital Medical Center (MBIA
   Insured), Callable on 1/1/00 @102....    Aaa/AAA     6.75%     1/1/07   $250,000    $       268,438
 California Pollution Control Financing
   Authority, Southern California
   Edison, Series D (Final maturity
   2/28/08)*............................     A2/A+      3.45%     3/3/97    200,000            200,000
 California State Department of Veterans
   Affairs, Home Purchase, Series A
   (AMT), Callable on 3/27/97 @102......     Aa/A+      7.375%    8/1/12     30,000             30,745
 Del Mar California Race Track
   Authority, Callable on 8/15/06 @102..     NR/NR      6.20%    8/15/11    250,000            253,125
 Foothill/Eastern Corridor, California
   Toll Road, Senior Lien, Series A,
   Callable on 1/1/05 @100..............    Baa/BBB-    5.00%     1/1/35    400,000            344,500
 Foothill/Eastern Corridor, California
   Toll Road, Senior Lien, Series A,
   Callable on 1/1/05 @102..............    Baa/BBB-    6.00%     1/1/34    150,000            150,187
 West Covina, Certificates of
   Participation, Queen of the Valley
   Hospital, Callable on 8/15/04 @102...     A2/A       6.50%    8/15/24     75,000             78,094
                                                                                        --------------
                                                                                             1,325,089
                                                                                        --------------
COLORADO -- 2.7%
 Moffat County Pollution Control,
   Pacificorp Project (AMBAC Insured)
   (Final maturity 5/1/13)*.............    Aaa/AAA     3.50%     3/3/97    200,000            200,000
 Pueblo County Single Family Mortgage,
   Series A, Callable on 6/1/02 @102....     NR/AA-     6.85%    12/1/25    210,000            218,400
                                                                                        --------------
                                                                                               418,400
                                                                                        --------------
CONNECTICUT -- 0.5%
 Connecticut State Clean Water, Callable
   on 6/1/04 @102.......................    Aaa/AA+     5.65%     6/1/10     75,000             77,344
                                                                                        --------------
FLORIDA -- 4.0%
 Florida State Board of Education,
   Capital Outlay, Series A, Callable on
   6/1/04 @101..........................    Aa2/AA      6.10%     6/1/24     75,000             77,813

---------------
See Notes to Financial Statements.

                                           MOODY'S/
                                              S&P
                                            RATINGS             MATURITY   PRINCIPAL        VALUE
              DESCRIPTION                 (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
----------------------------------------  -----------   ----      ----      ------        --------
FLORIDA -- (CONTINUED)
 Florida State Board of Education,
   Capital Outlay, Series B, Callable on
   6/1/05 @101..........................    Aa2/AA      5.875%    6/1/25   $300,000    $       304,500
 Jacksonville Electric Authority, St.
   John's River, Issue 2, Series 9,
   Callable on 10/1/02 @101.............    Aa1/AA      5.25%    10/1/21    255,000            240,975
                                                                                        --------------
                                                                                               623,288
                                                                                        --------------
ILLINOIS -- 8.0%
 Chicago, O'Hare International Airport,
   Senior Lien, Series A, Callable on
   1/1/04 @102..........................     A1/A+      4.80%     1/1/05    500,000            488,750
 Cook County, Series B (FGIC Insured),
   Callable on 11/15/02 @102............    Aaa/AAA     5.50%   11/15/22    300,000            289,500
 Illinois Health Facility Authority,
   Edward Hospital, Series A, Callable
   on 2/15/04 @102......................     A2/A       6.00%    2/15/19     75,000             74,531
 Illinois Health Facility Authority,
   Illinois Masonic Medical Center,
   Series A, Callable on 10/1/99 @102...     A3/A-      7.60%    10/1/07    300,000            322,875
 Illinois State Sales Tax Revenue,
   Series O, Callable on 6/15/01 @100...    Aa3/AAA     6.00%    6/15/18     50,000             50,437
                                                                                        --------------
                                                                                             1,226,093
                                                                                        --------------
INDIANA -- 4.0%
 Bloomington Sewer Works (MBIA Insured),
   Callable on 1/1/05 @102..............    Aaa/AAA     5.875%    1/1/25    150,000            151,312
 Indiana Bond Bank Revolving Fund,
   Program A, Callable on 2/1/05 @102...     NR/A       6.875%    2/1/12    100,000            110,750
 Indianapolis Local Public Improvement,
   Callable on 3/27/97 @101.5...........    Aaa/AAA     7.90%     2/1/07    300,000            351,000
                                                                                        --------------
                                                                                               613,062
                                                                                        --------------
KENTUCKY -- 1.4%
 Kentucky State Property & Buildings
   Refunding Project No. 55.............      A/A+      6.00%     9/1/08    200,000            214,000
                                                                                        --------------
LOUISIANA -- 1.3%
 Louisiana State General Obligation
   Bond, Series A (MBIA Insured)........    Aaa/AAA     5.375%    8/1/05    200,000            207,000
                                                                                        --------------
MASSACHUSETTS -- 7.1%
 Massachusetts Bay Transportation
   Authority, General Transportation
   System, Series A, Callable on 3/1/06
   @101.................................     A1/A+      5.375%    3/1/16    500,000            485,625

---------------
See Notes to Financial Statements.

                                           MOODY'S/
                                              S&P
                                            RATINGS             MATURITY   PRINCIPAL        VALUE
              DESCRIPTION                 (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
----------------------------------------  -----------   ----      ----      ------        --------
MASSACHUSETTS -- (CONTINUED)
 Massachusetts State Housing Finance
   Agency, Single Family Housing
   Revenue, (MBIA Insured) (AMT),
   Callable on 6/1/06 @102..............    Aaa/AAA     6.25%    12/1/15   $500,000    $       509,375
 Massachusetts State Water Resource
   Authority, Series C, Callable on
   12/1/04 @102.........................      A/A       5.25%    12/1/20    100,000             93,625
                                                                                        --------------
                                                                                             1,088,625
                                                                                        --------------
MICHIGAN -- 3.6%
 Greater Detroit Resource Recovery
   Authority, Series B (AMBAC
   Insured).............................    Aaa/AAA     6.25%   12/13/05    500,000            551,250
                                                                                        --------------
MINNESOTA -- 3.0%
 Northern Municipal Power Agency, Series
   A, Callable on 1/1/99 @102...........     A2/A       7.25%     1/1/16    445,000            469,475
                                                                                        --------------
MISSISSIPPI -- 3.3%
 Hattieburg, Mississippi Water & Sewer,
   (AMBAC Insured), Callable on 8/1/05
   @102.................................    Aaa/AAA     5.25%     8/1/07    500,000            508,125
                                                                                        --------------
MISSOURI -- 3.6%
 Sikeston Electric Revenue, Callable on
   6/1/97 @100..........................    Aaa/AAA     6.25%     6/1/08    500,000            550,625
                                                                                        --------------
NEBRASKA -- 1.1%
 Omaha Public Power District, Series C..    Aa2/AA      5.50%     2/1/14    175,000            176,969
                                                                                        --------------
NEVADA -- 9.9%
 Clark County Convention & Visitors
   Center (MBIA Insured)................    Aaa/AAA     4.80%     7/1/02    500,000            507,500
 Clark County Passenger Facilities
   Charge, Las Vegas/Macarran
   International Airport, Series A,
   (MBIA Insured) (AMT) Callable on
   7/1/05 @102..........................    Aaa/AAA     5.75%     7/1/23    500,000            496,875
 Nevada Housing Division, Single Family
   Mortgage, Series D1, Callable on
   4/1/06 @102..........................     Aa/NR      6.25%     4/1/14    500,000            518,750
                                                                                        --------------
                                                                                             1,523,125
                                                                                        --------------

---------------
See Notes to Financial Statements.

                                           MOODY'S/
                                              S&P
                                            RATINGS             MATURITY   PRINCIPAL        VALUE
              DESCRIPTION                 (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
----------------------------------------  -----------   ----      ----      ------        --------
NEW JERSEY -- 3.5%
 New Jersey Economic Development
   Authority, Market Transition
   Facilities, Series A (MBIA Insured),
   Callable on 7/1/04 @102..............    Aaa/AAA     5.70%     7/1/05   $150,000    $       158,437
 New Jersey State Turnpike Authority,
   Series C (AMBAC Insured), Callable on
   1/1/01 @101.5........................    Aaa/AAA     6.40%     1/1/07    350,000            375,375
                                                                                        --------------
                                                                                               533,812
                                                                                        --------------
NEW YORK -- 3.9%
 New York City, Industrial Development
   Agency, Special Facilities Revenue,
   Terminal One Group Assistant Project
   (AMT), Callable on 1/1/04 @102.......      A/A       6.00%     1/1/15     75,000             75,000
 New York State Energy Research and
   Development Authority, Electric
   Facility Revenue, Series A (AMT),
   Callable on 1/1/98 @101.5............     A1/A+      7.75%     1/1/24     65,000             67,668
 New York State Local Government
   Assistance Corp., Series B, Callable
   on 4/1/02 @102.......................     A3/A       6.00%     4/1/18     50,000             51,062
 New York State Urban Development
   Facilities...........................   Baa1/BBB     5.75%     4/1/11    400,000            405,500
                                                                                        --------------
                                                                                               599,230
                                                                                        --------------
OREGON -- 1.0%
 Portland International Airport, Series
   10 (FGIC Insured) (AMT), Callable on
   7/1/05 @101..........................    Aaa/AAA     5.875%    7/1/15    150,000            152,063
                                                                                        --------------
PENNSYLVANIA -- 4.8%
 Pennsylvania State General Obligation
   Bonds, First Series..................     A1/AA-     4.875%    5/1/02    250,000            255,313
 Philadelphia Airport, Series A (AMBAC
   Insured) (AMT), Callable on 6/15/05
   @102.................................    Aaa/AAA     5.70%    6/15/07    200,000            209,000
 Philadelphia Wastewater (AMBAC-TCRS
   Insured).............................    Aaa/AAA     5.50%    6/15/07    250,000            261,250
 Pittsburgh Urban Redevelopment
   Authority, Home Improvement, Series A
   (AMT), Callable on 2/1/04 @102.......      A/A       5.65%     8/1/15     20,000             19,600
                                                                                        --------------
                                                                                               745,163
                                                                                        --------------

---------------
See Notes to Financial Statements.

                                           MOODY'S/
                                              S&P
                                            RATINGS             MATURITY   PRINCIPAL        VALUE
              DESCRIPTION                 (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
----------------------------------------  -----------   ----      ----      ------        --------
TENNESSEE -- 3.9%
 Humphreys County Industrial Development
   Board, E.I. Du Pont De Nemours and
   Co. Project (AMT), Callable on 5/1/04
   @102.................................    Aa3/AA-     6.70%     5/1/24   $ 75,000    $        80,813
 Maury County Industrial Development
   Board Pollution Control, Callable on
   9/1/04 @102..........................     A3/A-      6.50%     9/1/24    500,000            528,125
                                                                                        --------------
                                                                                               608,938
                                                                                        --------------
TEXAS -- 9.7%
 Brazos River Authority, Special
   Facilities (FGIC Insured), Callable
   on 8/15/05 @100......................    Aaa/AAA     5.50%    8/15/15    200,000            197,250
 Lower Colorado River Authority, Junior
   Lien (AMBAC Insured) ETM, Callable on
   1/1/02 @100..........................     NR/AAA     6.00%     1/1/17     10,000             10,662
 Lower Colorado River Authority, Junior
   Lien (AMBAC Insured), Callable on
   1/1/02 @100..........................    Aaa/AAA     6.00%     1/1/17     40,000             40,550
 Lower Neches Valley River Treatment
   Project Callable on 2/1/04 @102......    Aa2/AA      5.65%     2/1/29    600,000            595,500
 Texas State National Research, Lab
   Community for Superconductor
   Prerefunded 4/1/00 @ 102.............    AAA/NR      7.125%    4/1/20    500,000            548,750
 Texas Water Development Board, State
   Revolving Fund, Senior Lien, Callable
   on 7/15/02 @102......................    Aa1/AAA     6.00%    7/15/13    100,000            103,500
                                                                                        --------------
                                                                                             1,496,212
                                                                                        --------------
UTAH -- 6.4%
 Ashley Valley Water and Sewer
   Implementation, (AMBAC Insured)......    Aaa/AAA     9.50%     1/1/08    310,000            385,175
 Intermountain Power Agency, Utah Power
   Supply, Series C.....................     Aa/A+      5.25%     7/1/14    150,000            145,500
 Intermountain Power Agency, Utah Power
   Supply, Series D, Callable on 7/1/06
   @102.................................     Aa/A+      5.00%     7/1/21    500,000            454,375
                                                                                        --------------
                                                                                               985,050
                                                                                        --------------
WASHINGTON -- 1.3%
 Washington State Health Care Facilities
   Authority, Sisters Providence, Series
   C (Final maturity 10/1/05)*..........     A1/AA-     3.50%     3/3/97    200,000            200,000
                                                                                        --------------

---------------
See Notes to Financial Statements.

                                           MOODY'S/
                                              S&P
                                            RATINGS             MATURITY   PRINCIPAL        VALUE
              DESCRIPTION                 (UNAUDITED)   RATE      DATE      AMOUNT        (NOTE 2)
----------------------------------------  -----------   -----   --------   ---------   ---------------
WISCONSIN -- 1.4%
 Wisconsin State General Obligation
   Bond.................................     Aa/AA      6.00%     5/1/03   $200,000    $       215,750
                                                                                        --------------
WYOMING -- 0.7%
 Wyoming Community Development
   Authority, Single Family Mortgage,
   Series G (AMT), Callable on 11/26/01
   @103.................................     Aa/AA      7.20%     6/1/10    100,000            107,750
                                                                                        --------------
TOTAL INVESTMENTS -- 98.7%
 (COST $14,833,849) (A).................                                                    15,216,438
Other assets in excess of
 liabilities -- 1.3%....................                                                       198,266
                                                                                        --------------
NET ASSETS -- 100.0%....................                                               $    15,414,704
                                                                                        ==============

---------------

Percentages indicated are based on net assets of $15,414,704.
(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation.................................   $395,305
    Unrealized depreciation.................................    (12,716)
                                                               --------
    Net unrealized appreciation.............................   $382,589
                                                               ========

* Variable rate security. Maturity date reflects the next interest rate change date.
  AMT -- Interest on securities subject to federal Alternative Minimum Tax. AMBAC -- AMBAC Indemnity Corporation.
  ETM -- Escrowed to Maturity
 FGIC -- Financial Guaranty Insurance Corporation.
 MBIA -- Municipal Bond Insurance Association.
 TCRS -- Trust Certificate Receipts.
   NR -- No rating assigned by Moody's or S&P.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                            MOODY'S/
                                               S&P
                                             RATINGS              MATURITY   PRINCIPAL       VALUE
               DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
-----------------------------------------  -----------   ------   --------   ----------   ------------
MUNICIPAL BONDS -- 98.2%
CALIFORNIA -- 94.9%
 ABAG Financial Corporation, Certificates
 of Participation, Series A, Callable on
 6/1/00 @102.............................     NR/A        6.25%     6/1/11   $1,000,000   $  1,026,630
 Alameda County Water District Water
 Systems Project (FGIC Insured), Callable
 on 6/1/04 @102..........................    Aaa/AAA      6.00%     6/1/15    2,515,000      2,592,260
 Alameda Santa Rita Jail, Certificates of
 Participation (MBIA Insured), Callable
 on 12/1/03 @102.........................    Aaa/AAA      5.70%    12/1/14    3,000,000      3,039,090
 Bodega Bay Fire Protection District,
 Certificates of Participation, Fire
 Station Project, Callable on 10/1/14
 @102....................................    NR/BBB-      6.45%    10/1/31    1,185,000      1,201,945
 California State General Obligation
 Bond....................................     A1/A+       6.75%     4/1/07    2,575,000      2,953,885
 California State General Obligation Bond
 (AMBAC-TCRS Insured), Callable on 5/1/04
 @102....................................    Aaa/AAA      6.00%     5/1/12    2,645,000      2,780,873
 California State General Obligation Bond
 (FGIC-TCRS Insured), Callable on 10/1/05
 @101....................................    Aaa/AAA      5.25%    10/1/17    2,600,000      2,487,940
 California Health Facilities Authority,
 Adventist Health Systems, Series A (MBIA
 Insured), Callable on 3/1/01 @102.......    Aaa/AAA      7.00%     3/1/13    1,000,000      1,101,090
 California Health Facilities Authority,
 Adventist Health Systems West, Series B
 (MBIA Insured), Callable on 3/1/01
 @102....................................    Aaa/AAA      6.50%     3/1/07    1,000,000      1,086,070
 California Health Facilities Authority,
 Kaiser Permanente Medical Care, Series
 A, Callable on 12/1/00 @102.............    Aa3/AA       6.50%    12/1/20    2,000,000      2,135,720
 California Health Facilities Authority,
 Sutter Health Systems, Series B
 (LOC -- Morgan Guaranty Trust)..........    Aa1/AAA      3.35%     3/1/20    1,000,000      1,000,000
 California Pollution Control Financing
 Authority, Pacific Gas & Electric Co.,
 Series A (AMT), Callable on 6/1/02
 @102....................................     A2/A       6.625%     6/1/09    1,000,000      1,061,190
 California Pollution Control Financing
 Authority, Pacific Gas & Electric Co.,
 Series F (LOC -- Banque Nationale de
 Paris)..................................    NR/AA+       3.35%    11/1/26      500,000        500,000
 California Pollution Control Financing
 Authority, Southern California Edison,
 Series A (AMT), Callable on 9/1/99
 @102....................................     NR/A+       6.90%     9/1/06    1,000,000      1,065,160
 California Pollution Control Financing
 Authority, Southern California Edison,
 Series B (AMT), Callable on 12/1/02
 @102....................................     A2/A+       6.40%    12/1/24    1,000,000      1,034,680

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS              MATURITY   PRINCIPAL       VALUE
               DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
-----------------------------------------  -----------    -----     ----       ------       --------
CALIFORNIA -- (CONTINUED)
 California Public Works Board,
 Department of Corrections, Series A
 (AMBAC Insured), Callable on 1/1/06
 @102....................................    Aaa/AAA      5.50%     1/1/10   $2,000,000   $  2,033,340
 California Public Works Board,
 Department of Corrections, State Prison,
 Series E, Callable on 6/1/04 @102.......      A/A        5.50%     6/1/19    7,970,000      7,591,186
 California State Department of Water,
 Central Valley Project, Series L,
 Callable on 6/1/03 @101.5...............     Aa/AA       5.70%    12/1/16    4,500,000      4,503,735
 Capital Area Development Authority,
 Series A (MBIA Insured).................    Aaa/AAA      6.50%     4/1/12    1,000,000      1,093,310
 Central Coast Water Authority, State
 Water Project, Regal Facility (AMBAC
 Insured), Prerefunded 10/1/02 @102......    Aaa/AAA      6.50%    10/1/14    1,750,000      1,966,598
 Central Valley Financing Authority,
 Cogeneration Project, Carson Ice,
 Callable on 7/1/03 @102.................    NR/BBB-      6.00%     7/1/09    3,000,000      3,043,920
 Chino Unified School District California
 Convertible Capital Appreciation,
 Certificates of Participation, Series A
 (FSA Insured), Callable on 3/27/97
 @85.415!................................    Aaa/AAA      0.00%     9/1/14    2,000,000      1,777,160
 Coachella Valley Water District No. 71,
 Certificates of Participation, Flood
 Control Project, Callable on 10/1/02
 @102....................................     A/NR        6.75%    10/1/12    1,000,000      1,071,920
 Del Mar Race Track Revenue Authority,
 Callable on 8/15/06 @102................     NR/NR       6.00%    8/15/08    1,000,000      1,002,110
 Del Mar Race Track Revenue Authority,
 Callable on 8/15/06 @102................     NR/NR       6.20%    8/15/11    1,000,000      1,025,130
 Delta County Home Mortgage Financing
 Authority, Single Family Mortgage,
 Series A, Callable on 6/1/02 @102.......    NR/AAA       6.75%    12/1/25    1,790,000      1,859,327
 Duarte Certificates of Participation,
 City of Hope National Medical Center,
 Callable on 4/1/03 @102.................    Baa1/NR      6.00%     4/1/08    5,000,000      5,085,150
 East Bay Municipal Utility District
 System (FGIC Insured), Callable on
 6/1/06 @102.............................    Aaa/AAA      5.00%     6/1/16    3,000,000      2,800,980
 East Bay Municipal Utility District
 System (FGIC Insured), Callable on
 6/1/06 @102.............................    Aaa/AAA      5.00%     6/1/26    1,750,000      1,591,433
 Eastern Municipal Water District,
 Certificates of Participation (FGIC
 Insured)................................    Aaa/AAA      6.75%     7/1/12    1,000,000      1,161,800
 Eastern Municipal Water District,
 Certificates of Participation, Series A
 (FGIC Insured), Callable on 7/1/03
 @102....................................    Aaa/AAA     5.375%     7/1/13    2,000,000      1,982,680
 Elsinor Valley Municipal Water District
 Certificates of Participation, Series A
 (FGIC Insured)..........................    Aaa/AAA      6.00%     7/1/12    1,500,000      1,626,480
 Emeryville Public Financing Agency,
 Emeryville Redevelopment Project, Series
 A, Callable on 5/1/02 @102..............     NR/A-       6.50%     5/1/21    1,500,000      1,562,745

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS              MATURITY   PRINCIPAL       VALUE
               DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
-----------------------------------------  -----------    ----      ----       ------       --------
CALIFORNIA -- (CONTINUED)
 Escondido Joint Powers Financing
 Authority, California Center for the
 Arts, (AMBAC Insured), Callable on
 9/1/05 @102.............................    Aaa/AAA      6.00%     9/1/18   $1,500,000   $  1,547,775
 Fremont Public Financing Authority,
 Local Improvement District 39R, Callable
 on 9/2/97 @102..........................     NR/NR       6.00%     9/1/11    1,965,000      1,979,148
 Fresno Health Facilities Agency, Holy
 Cross Health Systems, St. Agnes Project,
 Callable on 6/1/02 @102.................    Aa3/AA      6.625%     6/1/21    2,450,000      2,636,004
 Fresno Sewer, Series A-1 (AMBAC
 Insured)................................    Aaa/AAA      6.25%     9/1/14    5,000,000      5,534,500
 Industry Urban Development Tax
 Allocation Transportation District,
 Project 3, Callable on 11/1/02 @101.75..     NR/A-       6.90%    11/1/16    1,000,000      1,069,850
 Irvine Ranch Water District, Joint
 Powers Agency, Issue II, Callable on
 8/15/98 @100............................     NR/A+       8.25%    8/15/23    2,400,000      2,524,152
 Long Beach Harbor Revenue (AMT) (MBIA
 Insured), Callable on 5/15/05 @102......    Aaa/AAA     5.375%    5/15/20    3,000,000      2,847,360
 Los Angeles Convention & Exhibition
 Center Authority, Series A (MBIA
 Insured)................................    Aaa/AAA      6.00%    8/15/10    3,000,000      3,262,140
 Los Angeles County, Sanitation District
 Financing Authority, Revenue Capital
 Projects, Series A, Callable on 10/1/03
 @102....................................     Aa/AA      5.375%    10/1/13    1,500,000      1,455,090
 Los Angeles County Transportation, Sales
 Tax Revenue, Series A, Prerefunded
 7/1/01 @102.............................    Aaa/AA-      6.90%     7/1/21    1,100,000      1,233,870
 Los Angeles County Transportation, Sales
 Tax Revenue, Series A, Callable on
 7/1/99 @102.............................    A1/AA-       7.40%     7/1/15    2,000,000      2,165,980
 Los Angeles County Transportation, Sales
 Tax Revenue, Series B, Callable on
 7/1/01 @102.............................    A1/AA-       6.50%     7/1/13    2,500,000      2,651,100
 Los Angeles Department of Water and
 Power, Callable on 4/15/03 @102.........     Aa/AA       5.75%    4/15/12    2,000,000      2,048,740
 Los Angeles General Obligation Bond,
 Series A (MBIA Insured), Callable on
 9/1/04 @102.............................    Aaa/AAA      6.00%     9/1/11    2,000,000      2,105,800
 Los Angeles Harbor, Series B (AMT),
 Callable on 8/1/02 @102.................     Aa/AA      6.625%     8/1/25    2,000,000      2,129,620
 Los Angeles Waste Water Systems Revenue,
 Series A (MBIA Insured), Callable on
 6/1/03 @102.............................    Aaa/AAA      5.70%     6/1/20    2,650,000      2,648,039
 Manhattan Beach Unified School District,
 Certificates of Participation,
 Convertible Capital Appreciation, Series
 B (MBIA Insured), Callable on 8/1/05
 @102!...................................    Aaa/AAA      0.00%     8/1/20    2,000,000      1,741,940
 Metropolitan Water District, Southern
 California Waterworks, Prerefunded
 7/1/01 @102.............................     NR/AA       6.75%     7/1/18    1,000,000      1,114,120
 Metropolitan Water District, Southern
 California Waterworks, Series A.........     Aa/AA       5.75%     7/1/21    4,500,000      4,671,135

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS              MATURITY   PRINCIPAL       VALUE
               DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
-----------------------------------------  -----------    ----      ----       ------       --------
CALIFORNIA -- (CONTINUED)
 Metropolitan Water District, Southern
 California Waterworks, Series A,
 Callable on 7/1/05 @102 (MBIA
 Insured)................................    Aaa/AAA      5.75%     7/1/21   $3,000,000   $  3,010,170
 Natomas Unified School District, Series
 A (MBIA Insured), Callable on 9/1/03
 @102....................................    Aaa/AAA      5.75%     9/1/17    1,000,000      1,005,670
 Northern California Transmission, Ore
 Transmission Project, Series A (MBIA
 Insured), Prerefunded on 5/1/00 @101.5..    Aaa/AAA      7.00%     5/1/24    1,000,000      1,098,780
 Northern California Transmission, Ore
 Transmission Project, Series A (MBIA
 Insured), Callable on 5/1/02 @102.......    Aaa/AAA      6.25%     5/1/10    2,000,000      2,141,200
 Northridge Water District, Certificates
 of Participation (AMBAC Insured),
 Callable on 2/1/06 @102.................    Aaa/AAA      5.25%     2/1/18    2,500,000      2,379,525
 Orange County Community Facilities
 District, Special Tax No. 86-1 (FSA
 Insured), Callable on 8/15/99 @102......    Aaa/AAA     7.125%    8/15/17    1,500,000      1,622,295
 Orange County Community Facilities
 District, Special Tax No. 87-4, Foothill
 Ranch, Series A, Prerefunded on 8/15/02
 @102....................................    NR/AAA       7.20%    8/15/08    2,000,000      2,297,360
 Pasadena Community Multifamily Housing,
 Civic Center, Series A (AMT) (FSA
 Insured), Callable on 12/1/02 @102......    Aaa/AAA      6.40%    12/1/12    2,500,000      2,605,050
 Pleasanton Joint Powers Financing
 Authority, Reassessment, Series A,
 Callable on 9/2/03 @102.................    Baa/NR       6.15%     9/2/12    4,825,000      4,974,720
 Port Oakland, Series H (AMT) (MBIA
 Insured), Callable on 11/1/07 @102......    Aaa/AAA      5.50%    11/1/15    5,000,000      4,835,350
 Poway Certificates of Participation,
 Poinsettia Mobilehome Park (FSA
 Insured), Callable on 6/1/02 @102.......    Aaa/AAA     6.375%     6/1/18    2,500,000      2,668,575
 Rancho Water District Financing
 Authority (AMBAC Insured), Callable on
 8/15/91 @101.5..........................    Aaa/AAA      6.40%    8/15/04    1,000,000      1,082,640
 Rancho Water District Financing
 Authority (FGIC Insured), Callable on
 11/1/05 @102............................    Aaa/AAA      5.90%    11/1/15    2,000,000      2,067,200
 Sacramento Power Authority Cogeneration
 Project, Callable on 7/1/06 @102........    NR/BBB-     5.875%     7/1/15    2,900,000      2,877,235
 San Bernardino County Certificates of
 Participation, Capital Facilities
 Project, Series B, Prerefunded on 8/1/01
 @102....................................    NR/AAA       7.00%     8/1/28    4,000,000      4,510,040
 San Diego County Water Authority
 Certificates of Participation, Series A,
 Callable on 5/1/01 @102.................    Aa/AA-       6.40%     5/1/08    2,000,000      2,141,020
 San Diego Industrial Development, San
 Diego Gas & Electric, Series A ,
 Callable on 9/1/02 @102.................     A1/A+       6.40%     9/1/18    1,500,000      1,560,060
 San Diego Special Tax Community
 Facilities District No. 1, Series B ,
 Callable on 9/1/05 @102.................     NR/NR       7.00%     9/1/15    2,000,000      2,065,280
 San Francisco Bay Area Rapid Transit
 District, (FGIC Insured), Callable on
 7/1/05 @101.............................    Aaa/AAA      5.50%     7/1/20    1,095,000      1,070,286

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS              MATURITY   PRINCIPAL       VALUE
               DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
-----------------------------------------  -----------    ----      ----       ------       --------
CALIFORNIA -- (CONTINUED)
 San Francisco Building Authority,
 General Service, Series A (MBIA-IBC)....    Aaa/AAA      5.00%    10/1/08   $1,000,000   $  1,004,760
 San Francisco City & County Airport,
 Second Series Issue 2 (MBIA Insured),
 Callable on 5/1/03 @102.................    Aaa/AAA      6.75%     5/1/13    1,730,000      1,922,791
 San Francisco City & County, Community
 International Airport, Second Series
 Issue 10 A (AMT) (MBIA Insured),
 Callable on 5/1/06 @102.................    Aaa/AAA      5.70%     5/1/26    3,000,000      2,939,160
 San Francisco City & County School
 District, Facilities Improvements
 Projects, Series C (FGIC Insured),
 Callable on 6/15/02 @102................    Aaa/AAA      6.30%    6/15/14    2,000,000      2,139,180
 San Francisco City & County Public
 Utilities Callable on 11/1/02 @100......    Aa/AA-       6.00%    11/1/15    1,000,000      1,031,610
 San Joaquin County Certificates of
 Participation, Capital Facilities
 Project (MBIA Insured)..................    Aaa/AAA      5.50%   11/15/13    1,750,000      1,781,518
 San Joanquin Transit Corridor Agency,
 Senior Lien, Callable on 1/1/03 @102....     NR/NR       7.00%     1/1/30    2,500,000      2,679,175
 San Jose Financing Authority, Convention
 Center, Series C, Callable on 9/1/01
 @102....................................     A1/A+       6.40%     9/1/17    3,000,000      3,116,970
 San Jose Redevelopment Agency, Tax
 Allocation, Merged Area Redevelopment
 Project (MBIA Insured)..................    Aaa/AAA      6.00%     8/1/15    3,670,000      3,940,442
 Santa Ana Financing Authority, Police
 Administration and Holding Facility,
 Series A (MBIA Insured), Callable on
 7/1/04 @102.............................    Aaa/AAA     5.625%     7/1/09    1,130,000      1,170,590
 Santa Clara County Transit Sales Tax,
 Series A Callable on 12/1/00 @102.......     A1/AA       6.75%     6/1/11    1,000,000      1,088,930
 Santa Clarita Public Financing
 Authority, Callable on 10/1/01 @102.....     NR/A-       6.75%    10/1/21    1,000,000      1,067,530
 Shasta Dam Area Public Utility District
 Certificates of Participation, Special
 Tax Lease Financing, Prerefunded on
 3/1/02 @102.............................    Baa/NR       7.25%     3/1/12    1,000,000      1,135,920
 Southern California Public Power
 Authority, Power Project................      A/A        6.75%     7/1/13    1,000,000      1,132,950
 Southern California Rapid Transit
 District Certificates of Participation,
 Workers Compensation Fund (MBIA
 Insured), Callable on 1/1/01 @102.5.....    Aaa/AAA      6.00%     7/1/10    1,000,000      1,046,730
 Thousand Oaks Redevelopment Agency,
 Thousand Oaks Boulevard Redevelopment
 (MBIA Insured), Callable on 12/1/05
 @102....................................    Aaa/AAA      5.25%    12/1/08    1,370,000      1,391,852
 Thousand Oaks Redevelopment Agency,
 Thousand Oaks Boulevard Redevelopment
 (MBIA Insured), Callable on 12/1/05
 @102....................................    Aaa/AAA      5.40%    12/1/09    1,290,000      1,315,103
 Turlock Industrial Refunded Revenue
 District, Series A (MBIA Insured).......    Aaa/AAA      6.00%     1/1/09    2,000,000      2,168,560
 Union City Community Redevelopment
 Agency, Tax Allocation Redevelopment
 Project (AMBAC Insured), Callable on
 10/1/03 @102............................    Aaa/AAA      5.85%    10/1/23    1,250,000      1,268,025

---------------
See Notes to Financial Statements.

                                            MOODY'S/
                                               S&P
                                             RATINGS              MATURITY   PRINCIPAL       VALUE
               DESCRIPTION                 (UNAUDITED)    RATE      DATE       AMOUNT       (NOTE 2)
-----------------------------------------  -----------   ------   --------   ----------   ------------
CALIFORNIA -- (CONTINUED)
 University of California, Hospital
 Medical Center (AMBAC Insured), Callable
 on 7/1/06 @101..........................    Aaa/AAA      6.00%     7/1/26   $3,500,000   $  3,576,230
 University of California, Hospital
 Medical Center (AMBAC Insured), Callable
 on 7/1/06 @101..........................    Aaa/AAA      5.75%     7/1/24    5,000,000      4,962,100
 University of California, Research
 Facilities, Series B, Callable on 9/1/03
 @102....................................     NR/A        6.30%     9/1/15    2,500,000      2,563,600
 West & Central Basin Financing
 Authority, (AMBAC Insured), Callable on
 8/1/02 @102.............................    Aaa/AAA     6.125%     8/1/12    2,000,000      2,102,600
 West Covina Redevelopment Agency,
 Community Facilities Special Tax,
 Fashion Plaza...........................     NR/A        6.00%     9/1/17    3,000,000      3,091,470
 Westwood Unified School District,
 Callable on 8/1/06 @102.................    NR/BBB       6.50%     8/1/21    1,025,000      1,026,158
                                                                                          ------------
                                                                                           209,888,310
                                                                                          ------------
PUERTO RICO -- 3.3%
 Puerto Rico Electric Power Authority,
 Series U, Callable on 7/1/04 @102.......    Baa1/A-      6.00%     7/1/14    5,000,000      5,079,900
 Puerto Rico Electric Power Authority,
 Series P, Prerefunded on 7/1/01 @102....    Baa1/A-      7.00%     7/1/11    2,000,000      2,250,420
                                                                                          ------------
                                                                                             7,330,320
                                                                                          ------------
TOTAL INVESTMENTS -- 98.2%
 (cost $207,748,971) (a).................                                                 $217,218,630
Other assets in excess of
 liabilities -- 1.8%.....................                                                    3,892,208
                                                                                          ------------
NET ASSETS -- 100.0%.....................                                                 $221,110,838
                                                                                          ============

---------------

Percentages indicated are based on net assets of $221,110,838.
(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation..............................................    $9,779,281
       Unrealized depreciation..............................................      (309,622)
                                                                                ----------
       Net unrealized appreciation..........................................    $9,469,659
                                                                                ==========
    ! -- Zero coupon bonds.
AMBAC -- AMBAC Indemnity Corporation.
  AMT -- Interest on securities subject to Federal Alternative Minimum Tax.
 FGIC -- Financial Guaranty Insurance Company.
  FSA -- Financial Security Assurance, Inc.
  IBC -- Insured Bond Certificates.
 MBIA -- Municipal Bond Insurance Association.
 TCRS -- Trust Certificate Receipts.
   NR -- No rating assigned by Moody's or S&P.

See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $14,833,849).............................   $15,216,438
 Cash...............................................................................        86,836
 Interest receivable................................................................       205,273
 Receivable for capital shares sold.................................................        15,064
 Receivable from investment advisor.................................................         7,792
 Prepaid expenses...................................................................         6,546
 Deferred organizational costs......................................................        23,683
                                                                                       -----------
Total Assets........................................................................    15,561,632
                                                                                       -----------
LIABILITIES:
 Dividends payable..................................................................        58,035
 Payable for capital shares redeemed................................................         2,000
 Custodian and fund accounting fees payable.........................................        13,934
 Transfer agent fees payable........................................................         6,288
 Audit fees payable.................................................................        37,427
 Legal fees payable.................................................................         7,876
 Reports to shareholders expense payable............................................        18,757
 Other accrued expenses.............................................................         2,611
                                                                                       -----------
Total Liabilities...................................................................       146,928
                                                                                       -----------
NET ASSETS..........................................................................   $15,414,704
                                                                                       ===========
Net Assets:
 A Shares...........................................................................   $15,413,655
 K Shares...........................................................................         1,049
                                                                                       -----------
Total...............................................................................   $15,414,704
                                                                                       ===========
Shares Outstanding
($0.001 par value, 150 million shares authorized):
 A Shares...........................................................................     1,513,439
 K Shares...........................................................................           103
                                                                                       -----------
Total...............................................................................     1,513,542
                                                                                       ===========
NET ASSET VALUE
 A Shares -- redemption price per share.............................................        $10.18
                                                                                             =====
 Maximum Sales Charge (A Shares)....................................................         4.50%
 Maximum Offering Price (A Shares)
   (Net Asset Value of A Shares/(100%-Maximum Sales Charge))........................        $10.66
                                                                                             =====
 K Shares -- offering price per share...............................................        $10.18
                                                                                             =====
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par.....................................................   $     1,514
 Additional paid-in capital.........................................................    15,029,343
 Accumulated undistributed net investment income....................................         5,282
 Accumulated net realized (losses) on investment transactions.......................        (4,024)
 Net unrealized appreciation on investments.........................................       382,589
                                                                                       -----------
NET ASSETS, FEBRUARY 28, 1997.......................................................   $15,414,704
                                                                                       ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (cost $207,748,971)..........................   $217,218,630
 Interest receivable..............................................................      3,275,700
 Receivable for capital shares sold...............................................      2,153,070
 Prepaid expenses.................................................................            443
                                                                                     ------------
Total Assets......................................................................    222,647,843
                                                                                     ------------
LIABILITIES:
 Cash overdraft...................................................................        109,859
 Dividends payable................................................................        812,219
 Payable for capital shares redeemed..............................................        341,472
 Investment advisory fees payable.................................................         48,108
 Administration fees payable......................................................         36,081
 Shareholder service fees payable (A and K Shares)................................         42,094
 Transfer agent fees payable......................................................         45,303
 Legal fees payable...............................................................          2,926
 Other accrued expenses...........................................................         98,943
                                                                                     ------------
Total Liabilities.................................................................      1,537,005
                                                                                     ------------
NET ASSETS........................................................................   $221,110,838
                                                                                     ============
Net Assets:
 A Shares.........................................................................   $221,109,794
 K Shares.........................................................................          1,044
                                                                                     ------------
Total.............................................................................   $221,110,838
                                                                                     ============
Shares Outstanding ($0.001 par value, 300 million shares authorized):
 A Shares.........................................................................     30,085,974
 K Shares.........................................................................            142
                                                                                     ------------
Total.............................................................................     30,086,116
                                                                                     ============
NET ASSET VALUE
 A Shares -- redemption price per share...........................................          $7.35
                                                                                             ====
 Maximum Sales Charge (A Shares)..................................................           4.50%
 Maximum Offering Price (A Shares)
 (Net Asset Value of A Shares/(100%-Maximum Sales Charge))........................          $7.70
                                                                                             ====
 K Shares -- offering price per share.............................................          $7.35
                                                                                             ====
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par...................................................   $     30,086
 Additional paid-in-capital.......................................................    211,429,326
 Accumulated undistributed net investment income..................................        188,743
 Accumulated net realized (losses) on investment transactions.....................         (6,976)
 Net unrealized appreciation on investments.......................................      9,469,659
                                                                                     ------------
NET ASSETS, FEBRUARY 28, 1997.....................................................   $221,110,838
                                                                                     ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income from Master Investment Trust, Series II --
 National Municipal Bond Portfolio(a):
 Interest.............................................................................   $ 233,484
 Expenses.............................................................................      92,051
 Less: Fee waivers and expense reimbursements.........................................     (92,051)
                                                                                          --------
Total Net Expenses....................................................................          --
                                                                                          --------
Net Investment Income from Master Investment Trust, Series II -- National Municipal
 Bond Portfolio.......................................................................     233,484
                                                                                          --------
Interest..............................................................................     532,429
                                                                                          --------
   Total Income.......................................................................     765,913
                                                                                          --------
EXPENSES:
 Investment advisory fees.............................................................      34,135
 Administration fees..................................................................      25,897
 Shareholder service fees (A and K shares)............................................      35,035
 Custodian and fund accounting fees...................................................      29,777
 Transfer agent fees..................................................................      12,254
 Legal fees...........................................................................       3,209
 Other expenses.......................................................................      78,630
                                                                                          --------
   Total Expenses.....................................................................     218,937
Less: Fee waivers and reimbursements..................................................    (148,058)
    Expenses paid by third parties....................................................      (1,459)
                                                                                          --------
Total Net Expenses....................................................................      69,420
                                                                                          --------
NET INVESTMENT INCOME.................................................................     696,493
NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
 Net realized gains on investment transactions........................................      20,105
 Net change in unrealized appreciation on investments.................................     107,766
                                                                                          --------
Net realized/unrealized gains on investments..........................................     127,871
                                                                                          --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................   $ 824,364
                                                                                          ========

---------------

(a) On June 30, 1996, the National Municipal Bond Fund withdrew its investment from the Master Investment Trust, Series II and invested directly in municipal securities.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest.........................................................................  $12,381,614
                                                                                    -----------
EXPENSES:
 Investment advisory fees.........................................................      857,206
 Administration fees..............................................................      642,905
 Shareholder service fees (A and K Shares)........................................      535,752
 Transfer agent fees..............................................................      108,551
 Legal fees.......................................................................       11,612
 Other expenses...................................................................      207,929
                                                                                    -----------
   Total Expenses.................................................................    2,363,955
Less: Fee Waivers.................................................................     (428,557)
     Expenses paid by third parties...............................................       (2,157)
                                                                                    -----------
Total Net Expenses................................................................    1,933,241
                                                                                    -----------
NET INVESTMENT INCOME.............................................................   10,448,373
                                                                                    -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains on investment transactions....................................      358,663
 Net change in unrealized appreciation on investments.............................   (1,868,867)
                                                                                    -----------
Net realized/unrealized losses on investments.....................................   (1,510,204)
                                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................  $ 8,938,169
                                                                                    ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              YEAR ENDED
                                                                     -----------------------------
                                                                      FEBRUARY          FEBRUARY
                                                                         28,               29,
                                                                        1997              1996
                                                                     -----------       -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income...........................................    $   696,493       $   369,257
 Net realized gains on investment transactions...................         20,105            22,823
 Net changes in unrealized appreciation on investments...........        107,766           288,587
                                                                     -----------       -----------
Change in net assets resulting from operations...................        824,364           680,667
                                                                     -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
   A Shares......................................................       (691,409)         (369,257)
   K Shares (a)..................................................            (28)               --
 Net realized gains from investment transactions
   A Shares......................................................        (43,317)               --
   K Shares (a)..................................................             (3)               --
                                                                     -----------       -----------
Change in net assets from shareholder distributions..............       (734,757)         (369,257)
                                                                     -----------       -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued.....................................      7,848,104        10,755,826
 Dividends reinvested............................................        512,621           279,903
 Cost of shares redeemed.........................................     (5,278,031)       (1,624,728)
                                                                     -----------       -----------
Change in net assets from capital share transactions.............      3,082,694         9,411,001
                                                                     -----------       -----------
Change in net assets.............................................      3,172,301         9,722,411
NET ASSETS
 Beginning of year...............................................     12,242,403         2,519,992
                                                                     -----------       -----------
 End of year.....................................................    $15,414,704       $12,242,403
                                                                     ===========       ===========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                                ----------------------------
                                                                FEBRUARY 28,    FEBRUARY 29,
                                                                    1997            1996
                                                                ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.......................................   $10,448,373     $10,474,790
 Net realized gains on investment transactions...............       358,663       4,935,074
 Net changes in unrealized appreciation on investments.......    (1,868,867)      4,229,371
                                                                ------------
Change in net assets resulting from operations...............     8,938,169      19,639,235
                                                                ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
   A Shares..................................................   (10,448,345)    (10,474,790)
   K Shares (a)..............................................           (28)             --
 Net realized gains from investment transactions
   A Shares..................................................    (1,489,041)             --
   K Shares (a)..............................................            (7)             --
                                                                ------------
Change in net assets from shareholder distributions..........   (11,937,421)    (10,474,790)
                                                                ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued.................................    43,958,663      41,159,400
 Dividends reinvested........................................     6,765,701       6,188,256
 Cost of shares redeemed.....................................   (47,755,621)    (29,971,556)
                                                                ------------
Change in net assets from capital share transactions.........     2,968,743      17,376,100
                                                                ------------
Change in net assets.........................................       (30,509)     26,540,545
NET ASSETS:
 Beginning of year...........................................   221,141,347     194,600,802
                                                                ------------
 End of year.................................................   $221,110,838    $221,141,347
                                                                ============

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon National Municipal Bond Fund (the "National Municipal Bond Fund") and the Pacific Horizon California Tax-Exempt Bond Fund (the "California Tax-Exempt Bond Fund"), collectively the "Funds", individually the "Fund". The Funds offer A Shares and effective July 22, 1996, began offering K Shares. A Shares have a Shareholder Services Plan while K Shares have a Distribution Plan and Administrative and Shareholder Services Plan.

    The Funds seek to achieve a high level of current income exempt from Federal income tax and in the case of the California Tax-Exempt Bond Fund, exempt from California State personal income tax as well, as is consistent with prudent investment management and preservation of capital.

    Prior to July 1, 1996, the National Municipal Bond Fund sought to achieve its investment objective by investing substantially all of its assets in the National Municipal Bond Portfolio of the Master Investment Trust, Series II (the "Portfolio"), an open-end management investment company that had the same investment objective as that of the National Municipal Bond Fund. Effective July 1, 1996, the National Municipal Bond Fund withdrew its investment in the Portfolio and began investing its assets directly in investment securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, serves as the Funds' administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS, serves as the distributor of the Funds' shares. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS, serves as transfer agent and dividend disbursing agent of the Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Funds value portfolio securities each business day through the use of an independent pricing service approved by the Board of Directors. When, in the judgement of the pricing service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the pricing service from dealers in such securities) and ask prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the pricing service, through the use of electronic data processing techniques and matrix systems. Restricted securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premiums, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month after the trade date.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The National Municipal Bond Fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the Fund on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                               ACCUMULATED         ACCUMULATED
                                                              UNDISTRIBUTED        NET REALIZED
                                                              NET INVESTMENT       GAIN/(LOSS)
                                                                  INCOME          ON INVESTMENTS
                                                              --------------      --------------
National Municipal Bond Fund...............................      $    226           $       --
California Tax-Exempt Bond Fund............................       188,743             (170,569)

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    Capital losses incurred after October 31, for the Funds are deemed to arise on the first business day of the following fiscal year for tax purposes. The National Municipal Bond Fund and California Tax-Exempt Bond Fund have incurred and will elect to defer such capital losses of $4,041 and $6,976 after October 31, 1996, respectively.

OTHER:

    The National Municipal Bond Fund and the California Tax-Exempt Bond Fund maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1997, custodian fees and expenses paid by third parties were increased by $1,459 and $2,157, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Funds have an Investment Advisory Agreement with Bank of America, an Administration Agreement with BISYS and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.35% and 0.40% of the National Municipal Bond Fund's and California Tax-Exempt Bond Fund's average daily net assets, respectively. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee from the Funds, which is accrued daily and payable monthly, at an annual rate of 0.20% and 0.30% of the average daily net assets of the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively. Bank of America and BISYS voluntarily waived a portion of their respective fees. The amount of such waivers totaled $49,131 and $28,040 for the National Municipal Bond Fund and $244,720 and $183,837 for the California Tax-Exempt Bond Fund, respectively. For the year ended February 28, 1997, BISYS reimbursed $147,200 of operating expenses of the National Municipal Bond Fund.

    For the year ended February 28, 1997, the Distributor advised the Funds that it retained $21,986 and $45,746 from commissions earned on sales of the National Municipal Bond Fund's and California Tax Exempt Bond Fund's shares, repectively. For the same period, Bank of America and its affiliates advised the Funds that they retained $180,834 and $542,086, respectively, from commissions earned on sales of the National Municipal Bond Fund's and California Tax-Exempt Bond Fund's shares, respectively.

    The Funds have a Shareholder Services Plan (the "Plan") under which each Fund pays for shareholder servicing expenses related to the Funds' shares. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets for A Shares. For the year ended February 28, 1997, the National Municipal Bond Fund and California Tax-Exempt Bond Fund incurred charges of $35,033 and $535,750, respectively, pursuant to the Plan. The Funds were advised that of these amounts, the Distributor retained $478 and $205,096, from the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively, and affiliates of Bank of America retained $18,506 and $303,684, respectively. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. For the year ended February 28, 1997, the Distributor waived $15,738 for the National Municipal Bond Fund.

    The Funds have adopted a Distribution Plan and an Administrative and Shareholder Services Plan (the "Administrative Plan") with respect to K Shares of the Funds. Under the Distribution Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Funds' K Shares. Under the Distribution Plan, payments by the Funds for the distribution expenses may not exceed 0.75% of the average daily net assets of each Fund's

K Shares. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the Act. Under the Administrative Plan, the Funds pay for expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to beneficial owners of K Shares. Under the Administrative Plan, payments for shareholder services and administrative services may not exceed 0.25% and 0.75%, respectively, of the average daily net assets of each Fund's K Shares. The total of all payments under the Distribution Plan and the Administrative Plan may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of each Fund's K Shares.

    BISYS Ohio serves the Funds as transfer agent and dividend disbursing agent. In these capacities, BISYS Ohio earned $12,254 and $108,551 from the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively, for the year ended February 28, 1997. For the period January 1, 1996 to December 31, 1996, BISYS Ohio agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Funds would have incurred additional costs of $8,274 and $29,438 for the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively.

    For the year ended February 28, 1997, the National Municipal Bond Fund and California Tax-Exempt Bond Fund incurred legal charges totaling $21,579 and $11,612, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company received an additional $40,000 per year through February 28, 1997, in consideration of his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs pursuant to the Retirement Plan amounted to $248 and $2,190 for the National Municipal Bond Fund and California Tax-Exempt Bond Fund, respectively, for the year ended February 28, 1997.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the year ended February 28, 1997, the cost of purchases and the proceeds from sales of the National Municipal Bond Fund's portfolio securities (excluding short-term investments) amounted to $4,686,622 and $1,569,959, respectively, and the cost of purchases and the proceeds from sales of California Tax-Exempt Bond Fund's portfolio securities (excluding short-term investments) amounted to $74,437,155 and $72,440,873, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                                                     NATIONAL MUNICIPAL BOND FUND
                                            ----------------------------------------------
                                                 YEAR ENDED                YEAR ENDED
                                             FEBRUARY 28, 1997         FEBRUARY 29, 1996
                                            --------------------      --------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                            ------      --------      ------      --------
A Shares (000's)
  Issued.................................      784      $  7,850       1,077      $ 10,756
  Reinvested.............................       51           513          28           280
  Redeemed...............................     (527)       (5,278)       (161)       (1,625)
                                            ------      --------      ------      --------
Net increase.............................      308      $  3,085         944      $  9,411
                                            ======      ========      ======      ========
K Shares(a)
  Issued.................................      100      $  1,000          --      $     --
  Reinvested.............................        3            28          --            --
  Redeemed...............................       --            --          --            --
                                            ------      --------      ------      --------
Net increase.............................      103      $  1,028          --      $     --
                                            ======      ========      ======      ========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

                                                   CALIFORNIA TAX-EXEMPT BOND FUND
                                            ----------------------------------------------
                                                 YEAR ENDED                YEAR ENDED
                                             FEBRUARY 28, 1997         FEBRUARY 29, 1996
                                            --------------------      --------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                            ------      --------      ------      --------
A Shares (000's)
  Issued.................................    6,009      $ 43,958       5,640      $ 41,159
  Reinvested.............................      926         6,766         847         6,188
  Redeemed...............................   (6,548)      (47,756)     (4,122)      (29,971)
                                            ------      --------      ------      --------
Net increase.............................      387      $  2,968       2,365      $ 17,376
                                            ======      ========      ======      ========
K Shares(a)
  Issued.................................      138      $  1,000          --      $     --
  Reinvested.............................        4            31          --            --
  Redeemed...............................       --            --          --            --
                                            ------      --------      ------      --------
Net increase.............................      142      $  1,031          --      $     --
                                            ======      ========      ======      ========

---------------

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

NOTE 7 -- CONCENTRATION OF CREDIT RISK

    The California Tax-Exempt Bond Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the State of California. The issuers' ability to meet their obligations may be affected by California economic or political developments.

    The National Municipal Bond Fund invests substantially all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political sub-divisions.

    The Funds had the following concentrations by type of obligation at February 28, 1997 (as a percentage of total investments).

                                                                       NATIONAL     CALIFORNIA
                                                                       MUNICIPAL    TAX-EXEMPT
                                                                         BOND          BOND
                                                                       ---------    ----------
Air Transportation...................................................        --%         2.2%
Airport Facilities...................................................       8.0          0.9
Certificates of Participation........................................        --          0.5
Education............................................................       2.5          5.4
General Obligations..................................................       8.1          2.3
Health & Medical Facilities..........................................       2.9          5.0
Home Building and Land Development...................................       4.3          2.1
Hospital Supplies....................................................       1.3          2.3
Industrial Development...............................................       1.8          1.1
Leases...............................................................        --          1.0
Leasing..............................................................        --          1.8
Miscellaneous........................................................       0.7           --
Parking Facilities...................................................       3.3           --
Pollution Control Revenue & Industrial Development...................       1.3          1.7
Port & Waterway Development..........................................        --          1.0
Power Projects.......................................................       3.0          6.5
Property Redevelopment...............................................       1.4           --
Public Facilities....................................................        --          7.2
Revenue..............................................................      43.7         28.8
Sewer Projects.......................................................       1.0          3.8
Transportation.......................................................       4.2          2.8
Utilities............................................................       7.8          6.8
Water & Power Projects...............................................       4.7         16.8
                                                                         ------       ------
                                                                          100.0%       100.0%
                                                                         ======       ======

NOTE 8 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    During the year ended February 28, 1997, the Funds declared tax-exempt income distributions in the following amounts:

National Municipal Bond Fund........................................................  $   686,824
California Tax-Exempt Bond Fund.....................................................   10,417,963

    During the year ended February 28, 1997, the Funds declared long-term capital distributions in the following amounts:

National Municipal Bond Fund........................................................       27,582
California Tax-Exempt Bond Fund.....................................................  $ 1,489,048

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                      YEAR ENDED                      PERIOD
                                                        ---------------------------------------        ENDED
                                                        FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                                           28,            29,            28,            28,
                                                         1997(A)         1996           1995          1994(B)
                                                        ---------      ---------      ---------      ---------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR..........  $  10.15       $   9.64       $   9.89       $  10.00
                                                        --------       --------       --------       --------
Income from Investment Operations:
 Net investment income................................      0.50           0.54           0.50           0.01
 Net realized and unrealized gains/(losses) on
   investment transactions............................      0.06           0.51          (0.25)         (0.11)
                                                        --------       --------       --------       --------
Total income/(loss) from investment operations........      0.56           1.05           0.25          (0.10)
                                                        --------       --------       --------       --------
Less Dividends and Distributions:
 Dividends to shareholders from net investment
   income.............................................     (0.50)         (0.54)         (0.50)         (0.01)
 Distributions to shareholders from net realized gains
   on investment transactions.........................     (0.03)            --             --             --
                                                        --------       --------       --------       --------
Total Dividends and Distributions.....................     (0.53)         (0.54)         (0.50)         (0.01)
                                                        --------       --------       --------       --------
Net change in net asset value per share...............      0.03           0.51          (0.25)         (0.11)
                                                        --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF YEAR................  $  10.18       $  10.15       $   9.64       $   9.89
                                                        ========       ========       ========       ========
Total return (excludes sales charge)..................      5.66%          1.16%          2.78%         (1.00%)**
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (000)......................  $ 15,414       $ 12,242       $  2,520       $    733
 Ratio of expenses to average net assets..............      0.49%          0.12%          0.00%          0.00%***
 Ratio of net investment income to average net
   assets.............................................      4.96%          5.24%          5.30%          1.15%***
 Ratio of expenses to average net assets*.............      2.22%(c)       2.71%         17.46%        170.99%***
 Ratio of net investment income/(loss) to average net
   assets*............................................      3.25%          2.65%        (12.16%)      (169.84%)
 Portfolio turnover rate..............................        12%            38%            20%            15%

---------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** Not annualized.
 *** Annualized.
 (a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
 (b) Period from January 28, 1994 (inception date) to February 28, 1994.
 (c) During the year ended February 28, 1997, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                 PERIOD ENDED
                                                                             FEBRUARY 28, 1997(A)
                                                                             --------------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD............................          $ 9.96
                                                                                    ------
Income from Investment Operations:
 Net investment income....................................................            0.28
 Net realized and unrealized gains on investment transactions.............            0.25
                                                                                    ------
Total income from investment operations...................................            0.53
                                                                                    ------
Less Dividends and Distributions:
 Dividends to shareholders from net investment income.....................           (0.28)
 Distributions to shareholders from net realized gains on investment
   transactions...........................................................           (0.03)
                                                                                    ------
Total Dividends and Distributions.........................................           (0.31)
                                                                                    ------
Net change in net asset value per share...................................            0.22
                                                                                    ------
NET ASSET VALUE PER SHARE, END OF PERIOD..................................          $10.18
                                                                                    ======
Total return..............................................................            5.38%(b)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (000)..........................................          $    1
 Ratio of expenses to average net assets..................................            0.76%(c)
 Ratio of net investment income to average net assets.....................            4.54%(c)
 Ratio of expenses to average net assets*.................................            1.68%(c)**
 Ratio of net investment income to average net assets*....................            3.62%(c)
 Portfolio turnover rate..................................................              12%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Fees paid by third parties had no effect on the ratios.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             YEAR ENDED
                                            ----------------------------------------------------------------------------
                                            FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                              1997 (A)          1996            1995            1994            1993
                                            ------------    ------------    ------------    ------------    ------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR....................................      $ 7.45          $ 7.12          $ 7.49          $ 7.51          $ 7.07
                                                 ----            ----            ----            ----            ----
Income from Investment Operations:
 Net investment income...................        0.36            0.37            0.38            0.38            0.43
 Net realized and unrealized
   gains/(losses) on securities..........       (0.05)           0.33           (0.37)           0.04            0.52
                                                 ----            ----            ----            ----            ----
Total income from investment
 operations..............................        0.31            0.70            0.01            0.42            0.95
                                                 ----            ----            ----            ----            ----
Less Dividends and Distributions:
 Dividends to shareholders from net
   investment income.....................       (0.36)          (0.37)          (0.38)          (0.38)          (0.43)
 Distributions to shareholders from net
   realized gains on investment
   transactions..........................       (0.05)           0.00            0.00           (0.06)          (0.08)
                                                 ----            ----            ----            ----            ----
Total Dividends and Distributions........       (0.41)          (0.37)          (0.38)          (0.44)          (0.51)
                                                 ----            ----            ----            ----            ----
Net change in net asset value per
 share...................................       (0.10)           0.33           (0.37)          (0.02)           0.44
                                                 ----            ----            ----            ----            ----
NET ASSET VALUE PER SHARE, END OF YEAR...      $ 7.35          $ 7.45          $ 7.12          $ 7.49          $ 7.51
                                                 ====            ====            ====            ====            ====
Total return (excludes sales charge).....        4.29%          10.12%           0.36%           5.65%          14.01%
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions)....      $  221          $  221             195          $  245          $  189
 Ratio of expenses to average net
   assets................................        0.90%           0.94%           0.95%           0.96%           0.62%
 Ratio of net investment income to
   average net assets....................        4.88%           5.11%           5.43%           4.96%           5.95%
 Ratio of expenses to average net
   assets*...............................        1.10%**         1.14%           1.15%           1.11%           1.14%
 Ratio of net investment income to
   average net assets*...................        4.68%           4.91%           5.23%           4.81%           5.43%
 Portfolio turnover rate.................          34%             57%             20%             15%             32%

---------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** During the year ended February 28, 1997, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratios would have been as indicated. The ratio of net investment income was not affected.
 (a) As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD
                                                                        ENDED
                                                                      FEBRUARY
                                                                      28, 1997
                                                                         (A)
                                                                      ---------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD......................  $   7.25
                                                                      --------
Income from Investment Operations:
  Net investment income.............................................      0.20
  Net realized and unrealized gains on investment transactions......      0.15
                                                                      --------
Total income from investment operations.............................      0.35
                                                                      --------
Less Dividends and Distributions:
  Dividends to shareholders from net investment income..............     (0.20)
  Distributions to shareholders from net realized gains on
    investment transactions.........................................     (0.05)
                                                                      --------
Total Dividends and Distributions...................................     (0.25)
                                                                      --------
Net change in net asset value per share.............................      0.10
                                                                      --------
NET ASSET VALUE PER SHARE, END OF PERIOD............................  $   7.35
                                                                      ========
Total return........................................................      4.90%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)...................................  $      1
  Ratio of expenses to average net assets...........................      1.21%(c)
  Ratio of net investment income to average net assets..............      4.51%(c)
  Ratio of expenses to average net assets*..........................      1.56%(c)**
  Ratio of net investment income to average net assets*.............      4.16%(c)
  Portfolio turnover rate...........................................        34%

---------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** Fees paid by third parties had no effect on the ratios.
 (a) Period from July 22, 1996 (inception date) to February 28, 1997.
 (b) Not annualized.
 (c) Annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon National Municipal Bond Fund and Pacific Horizon California Tax-Exempt Bond Fund (two of the portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ..............................................................................
First Name                                  Last Name

 ..............................................................................
Street Address

 ..............................................................................
City                             State                   Zip Code

 ..............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ..............................................................................
    Name of Broker

 ..............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                                           Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
            NOT FDIC INSURED  - NO BANK GUARANTEE  - MAY LOSE VALUE

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